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                                                                     Exhibit 4.1

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                             AMERICAN RE CORPORATION



                              7.45% NOTES DUE 2026

                               -------------------

                                    INDENTURE

                          DATED AS OF DECEMBER 24, 1996

                               -------------------





                               -------------------

                       STATE STREET BANK AND TRUST COMPANY

                                     TRUSTEE

                               -------------------
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                                TABLE OF CONTENTS

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                                                                            ----

ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE                         1

Section 1.01. Definitions....................................................1
Section 1.02. Other Definitions..............................................8
Section 1.03. Incorporation By Reference of Trust Indenture Act..............8
Section 1.04. Rules of Construction..........................................8
Section 1.05. Compliance Certificates and Opinions...........................9
Section 1.06. Form of Documents Delivered To Trustee.........................9
Section 1.07. Acts of Holders...............................................10

ARTICLE 2 THE NOTES                                                         11

Section 2.01. Form and Dating...............................................11
Section 2.02. Execution, Authentication, Delivery and Dating................12
Section 2.03. Registrar and Paying Agent....................................13
Section 2.04. Paying Agent To Hold Money In Trust...........................13
Section 2.05. Holder Lists..................................................13
Section 2.06. Transfer and Exchange.........................................14
Section 2.07. Replacement Notes.............................................20
Section 2.08. Outstanding Notes.............................................20
Section 2.09. Treasury Notes................................................21
Section 2.10. Temporary Notes...............................................21
Section 2.11. Cancellation..................................................21
Section 2.12. Payment of Interest; Interest Rights Preserved................21

ARTICLE 3 REDEMPTION AND PREPAYMENT                                         22

Section 3.01. Applicability of Article......................................22
Section 3.02. Election to Redeem; Notice to Trustee.........................22
Section 3.03. Section by Trustee of Notes to Be Redeemed....................22
Section 3.04. Notice of Redemption..........................................23
Section 3.05. Deposit of Redemption Price...................................23
Section 3.06. Notes Payable on Redemption Date..............................24
Section 3.07. Notes Redeemed in Part........................................24
Section 3.08. Redemption....................................................24
Section 3.09. Mandatory Redemption..........................................24

ARTICLE 4 COVENANTS                                                         25

Section 4.01. Payment of Principal, Premium and Interest....................25
Section 4.02. Maintenance of Office or Agency...............................25
Section 4.03. Money for Security Payments to Be Held In Trust...............25


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Section 4.04. Reports.......................................................27
Section 4.05. Statement as to Compliance; Notice of Default; Provision
               of Financial Statements......................................27
Section 4.06. Payment of Taxes and Other Claims.............................27
Section 4.07. Limitation on Liens...........................................28
Section 4.08. Corporate Existence. .........................................28

ARTICLE 5 SUCCESSORS                                                        28

Section 5.01. Restrictions on Merger........................................28
Section 5.02. Successor Corporation Substituted.............................29

ARTICLE 6 DEFAULTS AND REMEDIES                                             29

Section 6.01. Events of Default and Notice Thereof..........................29
Section 6.02. Acceleration of Maturity; Rescission..........................30
Section 6.03. Other Remedies................................................30
Section 6.04. Waiver of Past Defaults.......................................31
Section 6.05. Control by Majority...........................................31
Section 6.06. Limitation on Suits...........................................31
Section 6.07. Rights of Holders of Notes to Receive Payment.................31
Section 6.08. Collection Suit by Trustee....................................31
Section 6.09. Trustee May File Proofs of Claim..............................32
Section 6.10. Priorities....................................................32
Section 6.11. Undertaking for Costs.........................................32
Section 6.12. Waiver of Stay, Extension of Usury Laws.......................33

ARTICLE 7 TRUSTEE                                                           33

Section 7.01. Duties of Trustee.............................................33
Section 7.02. Rights of Trustee.............................................34
Section 7.03. Individual Rights of Trustee..................................34
Section 7.04. Trustee's Disclaimer..........................................35
Section 7.05. Notice of Defaults............................................35
Section 7.06. Reports by Trustee to Holders of the Notes....................35
Section 7.07. Compensation and Indemnity....................................35
Section 7.08. Replacement of Trustee........................................36
Section 7.09. Successor Trustee by Merger, etc..............................37
Section 7.10. Eligibility; Disqualification.................................37
Section 7.11. Preferential Collection of Claims Against the Company.........37

ARTICLE 8 DEFEASANCE AND COVENANT DEFEASANCE                                37

Section 8.01. Option to Effect Defeasance or Covenant Defeasance............37
Section 8.02. Defeasance and Discharge......................................37
Section 8.03. Covenant Defeasance...........................................38
Section 8.04. Conditions to Defeasance or Covenant Defeasance...............38


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Section 8.05.  Deposited Money and U.S. Government Obligations to be
                Held in Trust; Other Miscellaneous Provisions...............40
Section 8.06.  Reinstatement................................................40

ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER                                  40

Section 9.01.  Without Consent of Holders of Notes..........................40
Section 9.02.  With Consent of Holders of Notes.............................41
Section 9.03.  Compliance with TIA..........................................42
Section 9.04.  Revocation and Effect of Consents............................42
Section 9.05.  Notation on or Exchange of Notes.............................43

ARTICLE 10 SATISFACTION AND DISCHARGE                                       43

Section 10.01  satisfaction and discharge of indenture......................43 section 10.02  application of Trust money...................................44

ARTICLE 11 MISCELLANEOUS                                                    44

Section 11.01. Conflict of Any Provision of Indenture with TIA..............44
Section 11.02. Notices......................................................44
Section 11.03. Communication by Holders of Notes with Other Holders of
                Notes.......................................................46
Section 11.04. Certificate and Opinion as to Conditions Precedent...........46
Section 11.05. Legal Holidays...............................................46
Section 11.06. Reserved.....................................................46
Section 11.07. No Recourse Against Others...................................46
Section 11.08. Governing Law................................................46
Section 11.09. No Adverse Interpretation of Other Agreements................47
Section 11.10. Successors and Assigns.......................................47
Section 11.11. Severability.................................................47
Section 11.12. Counterpart Originals........................................47
Section 11.13. Table of Contents, Headings, etc. ...........................47


                                      iii
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                                    EXHIBITS

Exhibit A-1    FORM OF NOTE

Exhibit B-1    FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
               RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE

Exhibit B-2    FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
               REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE

Exhibit B-3    FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER OF
               DEFINITIVE NOTES

Exhibit B-4    FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
               RULE 144A GLOBAL NOTE OR REGULATION S GLOBAL NOTE TO DEFINITIVE
               NOTE

Exhibit B-5    FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER FROM
               DEFINITIVE NOTE TO RULE 144A GLOBAL NOTE OR REGULATION S GLOBAL
               NOTE


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                             CROSS-REFERENCE TABLE*

      Trust Indenture                                       Indenture Section
      Act Section
      310(a)(1)...................................................7.10
         (a)(2)...................................................7.10
         (a)(3)...................................................N.A.
         (a)(4)...................................................N.A.
         (a)(5)...................................................7.10
         (b)......................................................7.10
         (c)......................................................N.A.
      311(a)......................................................7.11
         (b)......................................................7.11
         (c)......................................................N.A.
      312(a)......................................................10.03
         (b)......................................................10.03
         (c)......................................................10.03
      313(a)......................................................7.06
         (b)(1)...................................................N.A.
         (b)(2)...................................................7.06; 7.07
         (c)......................................................7.06; 10.02
         (d)......................................................7.06
      314(a)......................................................4.04; 10.02
         (b)......................................................N.A.
         (c)(1)...................................................10.04
         (c)(2)...................................................10.04
         (c)(3)...................................................N.A.
         (d)......................................................N.A.
         (f)......................................................N.A.
      315(a)......................................................7.01
         (b)......................................................7.05; 10.02
         (c)......................................................7.01
         (d)......................................................7.01
         (e)......................................................6.11
      316(a)(last sentence).......................................2.09
         (a)(1)(A)................................................6.05
         (a)(1)(B)................................................6.04
         (a)(2)...................................................N.A.
         (b)......................................................6.07
      317(a)(1) ..................................................6.08
         (a)(2)...................................................6.09
         (b)......................................................2.04
      318(a)......................................................10.01
         (b)......................................................N.A.
         (c)......................................................10.01

N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.


                                       v
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      INDENTURE dated as of December __, 1996 between American Re Corporation, a
Delaware corporation(the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company (the "Trustee").

      The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 7.45% Notes due 2026 (the "Notes")

                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

      SECTION 1.01. DEFINITIONS.

      Set forth below are certain defined terms used in the Indenture. Reference is made to the Indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

      "Agent" means any Registrar, Paying Agent or co-registrar.

      "Agent Members " means members of, or participants in, the Depository.

      "Applicable Procedures" means applicable procedures of the Depository, Euroclear or Cedel Bank, as the case may be.

      "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

      "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

      "Board Resolution " means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York or the State of Delaware are authorized or obligated by law, regulation or executive order to close.

      "Capital Stock" of any Person means any and all shares, interests, participations, or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date hereof.

      "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

      "Company" means American Re Corporation, a Delaware corporation, and any successor thereto.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company (i) by its Chairman, a Vice Chairman, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee;


                                       1
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provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

      "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

      "Comparable Treasury Price " shall be determined by an Independent Investment Banker and means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or
(ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

      "Consolidated Net Tangible Assets" of the Company means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendible beyond 12 months from such date at the option of the borrower) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

      "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 hereof or such other address as to which the Trustee may give notice to the Company.

      "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

      "Definitive Notes" means Notes that are in the form of the Notes attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 2 thereof.

      "Depository" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depository with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Series B Notes for Series A Notes.

      "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public

Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession.

      "Global Note" means, individually and collectively, the Regulation S Global Note and the Rule 144A Global Note.

      "Holder" means a holder of any of the Notes or a Person in whose name a Definitive Note is registered on the books of the Registrar, or in whose name a beneficial interest in a Global Note is recorded by the Trustee or the Note Custodian.

      "Indebtedness" of any Person means (without duplication), with respect to any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person and (iv) every obligation of the type referred to in clauses (i) through (iii) of another Person the payment of which such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise (but only, in the case of clause (iv), to the extent such Person has guaranteed or is responsible or liable for such obligations). The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

      "Indenture" means this Indenture, as amended or supplemented from time to time.

      "Independent Investment Banker" means any of the Initial Purchasers and its successors, selected by the Company.

      "Initial Purchasers" mean Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC.

      "Interest Payment Date" means each June 15 and December 15.

      "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

      "Liquidated Damages" means all liquidated damages then owing pursuant to
Section 5 of the Registration Rights Agreement.

      "Maturity" when used in respect to any Note means the date on which the principal of (and premium, if any) and interest on such Note becomes due and payable as therein or herein provided, whether at Stated Maturity or Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

      "Notes" mean the Series A Notes and the Series B Notes.


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

      "Note Custodian" means custodian for the Depository of the Notes in global form, or any successor entity thereto.

      "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

      "Offering" means the Offering of the Notes by the Company.

      "Officers" Certificate" means a certificate signed by (i) the Chairman, a Vice Chairman, the President, a Vice President or the Treasurer of the Company and (ii) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in TIA Section 314(e) to the extent applicable.

      "Outstanding" when used with respect to the Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except: (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (b) Notes, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in Trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
(c) Notes, except to the extent provided in Sections 8.02 and 8.03, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Eight; and (d) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of the Company; provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, notice, direction, consent or waiver hereunder, Notes owned by the Company, or any other obligor upon the Notes or any Affiliate of the Company, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, notice, direction, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such obligor.

      "Permitted Liens" means (i) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Principal Subsidiary or at the time of a sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to the Company or a Principal Subsidiary, provided that no such Lien as a result of such merger, consolidation, sale, lease or other disposition is extended to property owned by the Company or such Principal Subsidiary immediately prior thereto; (ii) Liens on property or shares of equity interests or evidences of indebtedness of a corporation existing at the time such corporation becomes a Principal Subsidiary; (iii) Liens securing Indebtedness of a Principal Subsidiary to the Company or to another Principal Subsidiary; (iv) Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise, provided that the Company must have disposed of such property within 180 days after the creation of such Liens and that any Indebtedness secured by such Liens shall be without recourse to the Company or any Subsidiary; (v) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; (vi) Liens to secure Indebtedness of joint ventures in which the Company or a Principal Subsidiary has an interest, to the extent such Liens are on property or assets of, or equity interests in, such joint ventures; (vii) Liens for taxes, fees, assessments or other governmental charges that are not delinquent or remain payable without penalty provided that no notice of lien has been filed or recorded under the Uniform Commercial Code; (viii) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business that are not delinquent or remain payable without penalty; (ix) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with (A) workers' compensation, unemployment insurance and other social security legislation and (B) insurance contracts, reinsurance contracts, retrocession agreements and other similar agreements incurred in the ordinary course of business (including, but not limited to, pledges or deposits made in connection with letters of credit issued in connection therewith); (x) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed; (xi) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Principal Subsidiaries; (xii) deposits made by any Principal Subsidiary, or other statutory Lien against the assets of any Principal Subsidiary, in each case made or incurred in favor of policyholders of such Principal Subsidiary in the ordinary business pursuant to insurance regulatory requirements; (xiii) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depository institution, provided that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (B) such deposit account is not intended by the Company or any Principal Subsidiary to provide collateral to the depository institution;
(xiv) Liens arising from Uniform Commercial Code financing statements regarding leases; (xv) Liens or pledges or deposits of cash or securities made by any Principal Subsidiary as a condition to obtaining or maintaining any licenses issued to it by any applicable government authority; (xvi) Liens incurred in connection with that certain Equipment Trust 1993-1 dated as of December 30, 1993 between American Re-Insurance and Continental Bank, N.A.; (xvii) Liens incurred in the ordinary course of business on securities to secure repurchase and reverse repurchase obligations in respect of such securities; (xviii) Liens arising as a result of deposits made by the Company to defease the Company's 10 7/8 % Senior Subordinated Notes due 2004; and (xix) extension, renewal, replacement or rebinding of any Lien existing on the date hereof or referred to in clauses (i) to (iii) or clause (xvi), provided that the principal amount of Indebtedness secured thereby and not otherwise authorized by clauses (i) to
(iii) or clause (xvi) shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement or refunding, so secured at the time of such extension, renewal, replacement or refunding.

      "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Principal Subsidiary" means American Re-Insurance, or any other Subsidiary of the Company which shall hereafter succeed by merger or otherwise to a major part of the business of the Principal Subsidiary. The decision as to whether a Subsidiary shall have succeeded to a major part of the Principal Subsidiary shall be made in good faith by the Board of Directors of the Company or a committee thereof by the adoption of a resolution so stating, and the Company shall within 30 days of the date of the adoption of such resolution deliver to the Trustee a copy thereof, certified by the Corporate Secretary or the Assistant Corporate Secretary of the Company.

      "Redemption Date ", when used with respect to any Note to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

      "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

      "Reference Treasury Dealer" means each of the Initial Purchasers and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer and notify the Trustee of the substitution.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 1996, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

      "Regular Record Date " for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Regulation S" means Regulation S promulgated under the Securities Act.

      "Regulation S Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Note attached hereto as Exhibit A, and that is deposited with and registered in the name of the Depository or its nominee, representing a series of Notes sold in reliance on Regulation S.

      "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Rule 144A " means Rule 144A promulgated under the Securities Act.

      "Rule 144A Global Note" means a permanent global note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2 to the form of the Note attached hereto as Exhibit A, and that is deposited with and registered in the name of the Depository, representing a series of Notes sold in reliance on Rule 144A.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Series A Notes" means the 7.45% Senior Notes due 2026 issued pursuant to this Indenture.

      `Series B Notes" means the 7.45% Senior Notes due 2026 to be issued pursuant to this Indenture in connection with the Exchange Offer.

      "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 2.12.

      "Stated Maturity," when used with respect to any Note or any installment of principal thereof or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of principal or interest is due and payable.

      "Subsidiary" means any Person a majority of the equity ownership or the voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

      "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

      "Transfer Restricted Securities" means securities that bear or are required to bear the legend set forth in Section 2.06 hereof.

      "Treasury Yield" shall be determined by an Independent Investment Banker and means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

      "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

      "U.S. Government Obligations" means Notes that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S.

Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

      SECTION 1.02. OTHER DEFINITIONS.

                                                              Defined in
             Term                                              Section

       "Act"................................................     1.07
       "Accredited Investors"...............................     2.01
       "Cedel Bank".........................................     2.01
       "Covenant Defeasance"................................     8.03
       "DTC"................................................     2.03
       "Euroclear"..........................................     2.01
       "Event of Default"...................................     6.01
       "Defeasance".........................................     8.02
       "Paying Agent".......................................     2.03
       "QIB"................................................     2.01
       "Registrar"..........................................     2.03
       "Rule 144 A Global Notes"............................     2.01

      SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

      Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

      The following TIA terms used in this Indenture have the following meanings:

      "indenture securities" means the Notes;

      "indenture security Holder" means a Holder of a Note;

      "indenture to be qualified" means this Indenture;

      "indenture trustee" or "institutional trustee" means the Trustee;

      "obligor" on the Notes means the Company and any successor obligors upon the Notes.

      All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

      SECTION 1.04. RULES OF CONSTRUCTION.

      Unless the context otherwise requires:

      (1) a term has the meaning assigned to it;

      (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

      (3) "or" is not exclusive;

      (4) words in the singular include the plural, and in the plural include the singular;

      (5) provisions apply to successive events and transactions; and

      (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

      SECTION 1.05. COMPLIANCE CERTIFICATES AND OPINIONS

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion (other than the certificates required by Section 4.05(a)) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 1.06. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 1.07. ACTS OF HOLDERS.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to TIA Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

      (c) The ownership of Notes shall be proved by a Register kept by the Registrar.

      (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

      If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Notes then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such recorded date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Note shall bind every future Holder of the same Note or the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                                    ARTICLE 2
                                    THE NOTES

      SECTION 2.01. FORM AND DATING

      The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof (subject to a minimum initial purchase requirement of $100,000 for Notes sold other than in reliance on Rule 144A or Regulation S).

      The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

      (a) Global Notes. Notes offered and sold to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued initially in the form of one or more global notes in definitive, fully registered form without coupons, (the "Rule 144A Global Note"), which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depository or a Note Custodian, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

      Notes offered and sold in reliance on Regulation S shall be issued in the form of one or more global notes in definitive, fully registered form without coupons, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, as custodian for the Depository, and registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Cedel Bank, S.A. ("Cedel Bank"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. Prior to the 41st day after the later of the commencement of the offering of the Notes and the date of issuance of the Notes, beneficial interests in the Regulation S Global Notes may be held only through Euroclear or Cedel Bank, unless delivery is made through a 144A Global Note. The "40-day restricted period" (as defined in Regulation S) shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depository, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100 % of the aggregate principal amount of the Regulation S Global Notes (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in one or more Rule 144A Global Notes, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

      Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

      The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel Bank shall be applicable to interests in the Regulation S Global Notes that are held by the Agent Members through Euroclear or Cedel Bank.

      Except as set forth in Section 2.06 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depository or to a successor of the Depository or its nominee.

      (b) Book-Entry Provisions. This Section 2.01(b) shall apply only to the Rule 144A Global Notes and the Regulation S Global Notes deposited with or on behalf of the Depository.

      The Company shall execute and the Trustee shall, in accordance with this
Section 2.01(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depository or the nominee of the Depository and
(ii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions or held by the Note Custodian.

      Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depository or by the Note Custodian or under such Global Note, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

      (c) Definitive Notes. Notes issued in certificated form to a limited number of institutional investors that qualify as accredited investors as defined in Rule 510(a)(1), (2), (3) and (7) under the Securities Act, shall be substantially in the form of Exhibit A attached hereto (but without including the text referred to in footnote 1 thereto).

      SECTION 2.02. EXECUTION, AUTHENTICATION, DELIVERY AND DATING

      An Officer of the Company shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form.

      If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

      A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

      The Trustee shall, upon a written order of the Company signed by an Officer of the Company, authenticate Series A Notes for original issue up to the aggregate principal amount of $500,000,000. The Trustee shall, upon a written order of the Company signed by an Officer of the Company authenticate

Series B Notes for original issue up to the aggregate principal amount of Series A Notes exchanged in the Exchange Offer or otherwise exchanged for Series A Notes pursuant to the terms of the Registration Rights Agreement. The aggregate principal amount of Notes outstanding at any time may not exceed $500,000,000 except as provided in Section 2.07 hereof.

      The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this lndenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

      SECTION 2.03. REGISTRAR AND PAYING AGENT.

      The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

      The Company initially appoints The Depository Trust Company ("DTC") to act as Depository with respect to the Global Notes.

      The Company initially appoints the Trustee to act as the Registrar and Paying Agent with respect to the Global Notes.

      SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST.

      The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

      SECTION 2.05. HOLDER LISTS.

      The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA ss. 312(a).

      SECTION 2.06. TRANSFER AND EXCHANGE.

      (a) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection
(g) of this Section 2.06. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

           (i) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depository (or the Note Custodian) wishes to transfer its interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.06(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the applicable Rule 144A Global Note to be exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and the Euroclear or Cedel Bank account to be credited with such increase, and (3) a certificate in the form of Exhibit B-1 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the applicable Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

           (ii) Regulation S Global Note to Rule 144A Global Note. If, at any time, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depository or with the Note Custodian wishes to transfer its interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.06(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Cedel Bank, if applicable, and the Depository, directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depository and (3) a certificate in the form of Exhibit B-2 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144A under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Trustee, then the Trustee, as Registrar, shall instruct the Depository to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depository, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.

      (b) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request:

               (x) to register the transfer of the Definitive Notes; or

               (y) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

           (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and

           (ii) in the case of a Definitive Note that is a Transfer Restricted Security, such request shall be accompanied by the following additional information and documents, as applicable:

               (A) if such Transfer Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto); or

               (B) if such Transfer Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the

Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto); or

               (C) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-3 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

      (c) Transfer of a Beneficial Interest in a Global Note for a Definitive Note.

           (i) Any Person having a beneficial interest in a Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Definitive Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depository (or Euroclear or Cedel Bank, as applicable), from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

               (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B-4 hereto); or

               (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-4 hereto); or

               (C) if the Person transferring the beneficial interest in the Global Note is not the Initial Purchaser of such Global Note to be so transferred and the transfer is other than (i) to the Company, (ii) to a Person who the transferor reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, (iii) in an offshore transaction in accordance with Rule 903 or 904 (as applicable) under the Securities Act, or (iv) pursuant to an exemption from registration provided by Rule 144 (if available) under the Securities Act, any additional documentation or other evidence (including but not limited to a customary letter of representations from the transferee and an opinion of counsel) as the Company may, in its absolute discretion, require that the transfer is being made in compliance with an applicable exemption from registration, if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-4 hereto) and an Opinion of Counsel from the transferee or transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, the Company shall execute and, the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount.

Definitive Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.06(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered.

      (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.06), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

      (e) Transfer and Exchange of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except, subject to the Applicable Procedures, upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

           (i) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B-5 hereto);

           (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-5 hereto); or

           (iii) if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-5 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, the Trustee shall cancel such Definitive Note in accordance with Section 2.1 1 hereof and cause, or direct the Note Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Note Custodian, the aggregate principal amount of Notes represented by the applicable Global Note (e.g., the Rule 144A Global Note or the Regulation S Global Note, as the case may be) to be increased accordingly. If none of the applicable Global Notes are then outstanding, the Company shall execute and the Trustee shall authenticate a new applicable Global Note in the appropriate principal amount.

      (f) Authentication of Definitive Notes in Absence of Depository. If at any time:

           (i) the Depository for the Notes notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Notes and a successor Depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

           (ii) the Company at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture,

then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.02 hereof, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

      (g) Legends.

           (i) Except as permitted by the following paragraphs (ii) and (iii), each Note certificate evidencing Global Notes and Definitive Notes (and all Notes issued in exchange therefor or substitution thereof) shall bear legends in substantially the following form:

               THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE PURCHASER (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO THE COMPANY OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THE NOTES.

           (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

               (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security upon receipt of a certification from the transferring holder substantially in the form of Exhibit B-3 hereto; and

               (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B-3 hereto).

           (iii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

               (A) in the case of any Transfer Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

               (B) in the case of any Transfer Restricted Security represented by a Global Note, such Transfer Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of Section 2.06(a) and (b) hereof.

           (iv) Notwithstanding the foregoing, upon consummation of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication. order in accordance with Section
2.02 hereof, the Trustee shall authenticate Series B Notes in exchange for Series A Notes accepted for exchange in the Exchange Offer, which Series B Notes shall not bear the legend set forth in (i) above, and the Registrar shall rescind any restriction on the transfer of such Series B Notes, in each case unless the Holder of such Series A Notes is either (A) a broker-dealer, (B) a Person participating in the distribution of the Series A Notes or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.

      (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Definitive Notes, redeemed, repurchased or canceled, all Global Notes shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Note Custodian, at the direction of the Trustee, to reflect such reduction.

      (i) General Provisions Relating to Transfers and Exchanges.

           (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request.

           (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.08 and 9.05 hereto).

           (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

           (iv) All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

           (v) The Company shall not be required:

               (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.03 hereof and ending at the close of business on the day of selection; or

               (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or

               (C) to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

           (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

           (vii) The Trustee shall authenticate Definitive Notes and Global Notes in accordance with the provisions of Section 2.02 hereof.

      SECTION 2.07. REPLACEMENT NOTES.

      If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee shall authenticate a replacement if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for any expenses in replacing a Note.

      Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

      SECTION 2.08. OUTSTANDING NOTES.

      The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. Except as set forth in
Section 2.09 hereof, a Note does not cease to be outstanding because an Issuer or an Affiliate of an Issuer holds the Note.

      If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the

      Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

      If the principal amount of any Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

      If the Paying Agent (other than an Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

      SECTION 2.09. TREASURY NOTES.

      In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by an Issuer or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Trustee knows are so owned shall be so disregarded.

      SECTION 2.10. TEMPORARY NOTES.

      Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon a written order of the Company signed by an Officer of the Company. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

      Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

      SECTION 2.11. CANCELLATION.

      The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of canceled Notes (subject to the record retention requirement of the Exchange Act in accordance with its standard disposition policies in effect from time to time). The Trustee shall deal with such canceled Notes in accordance with its customary procedures. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

      SECTION 2.12. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

      Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the applicable interest rate borne by the Notes, to the extend lawful (such defaulted interest (and interest thereon) herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, At its election in each case, as provided in Subsection (a) or (b) below:

      (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall give the Trustee at least 15 days' written notice (unless a shorter period is acceptable to the Trustee) of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held by the Trustee in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Registrar, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Default Interest shall be paid to the Persons in whose names the Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

      (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                                    ARTICLE 3
                            REDEMPTION AND PREPAYMENT

      SECTION 3.01. APPLICABILITY OF ARTICLE.

      Redemption of Notes at the election of the Company shall be made in accordance with Section 3.08 and this Article.

      SECTION 3.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

      The election of the Company to redeem any Notes pursuant to Section 3.08 Shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed.

      SECTION 3.03. SECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

      If less than all the Notes are to be redeemed, the particular Notes or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, either pro rata, by lot or by any other method the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $ 1,000 or any integral multiple thereof.

      The Trustee shall promptly notify the Company and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principle amount of such Note which has been or is to be redeemed.

      SECTION 3.04. NOTICE OF REDEMPTION.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Register.

      All notices of redemption shall state:

      (a) the Redemption Date;

      (b) the Redemption Price;

      (c) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a Note to be redeemed in part, the principal amount) of the particular Notes to be redeemed;

      (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Note or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on or after said date;

      (e) the places or places where such Notes are to be surrendered for payment of the Redemption Price;

      (f) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

      (g) the CUSIP number, if any, relating to such Notes, and

      (h) in the case of a Note to be redeemed in part, the principal amount of such Note to be redeemed and that after the Redemption Date upon surrender of such Note, new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued.

      Notice of Redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

      SECTION 3.05. DEPOSIT OF REDEMPTION PRICE.

      On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its owning Paying Agent, segregate and hold in trust as provided in Section 3.01) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes or portions thereof which are to be redeemed on that date.

      SECTION 3.06. NOTES PAYABLE ON REDEMPTION DATE.

      Notice of Redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall by payable to the Holders of such Notes, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 2.12.

      If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at the rate borne by such Note.

      SECTION 3.07. NOTES REDEEMED IN PART.

      Any Note which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section
4.02 (with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge to such Holder, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

      SECTION 3.08. REDEMPTION.

      (a) At the option of the Company, the Notes will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted, on a semiannual basis, at the Treasury Yield plus 15 basis points, together with accrued interest, and Liquidated Damages, if any, to the day of redemption, all as determined by an Independent Investment Banker, as set forth in a certificate attached to the notice delivered by the Company to the Trustee pursuant to Section 3.02.

      (b) Any redemption pursuant to this Section 3.08 shall be made pursuant to the provisions of Section 3.01 through 3.07 hereof.

      SECTION 3.09. MANDATORY REDEMPTION.

      The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

                                    ARTICLE 4
                                    COVENANTS

      SECTION 4.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

      The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Liquidated Damages, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement.

      SECTION 4.02. MAINTENANCE OF OFFICE OR AGENCY.

      The Company will maintain, in The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. Until otherwise designated by the Company, such office or agency in The City of New York shall be State Street Bank and Trust Company, N.A., an affiliate of the Trustee. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or recession shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or recession and any change in the location of any such office or agency.

      SECTION 4.03. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

      If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (premium and Liquidated Damages, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (premium and Liquidated Damages, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or before each due date of the principal of (premium and Liquidated Damages, if any) or interest on any Notes, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal (premium and Liquidated Damages, if any) or interest so becoming due (or at the option of the Company, payment of interest and Liquidated Damages, if any, may be mailed by check to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that all payments with respect to Global Notes and Definitive Notes, the holders of which have given wire transfer instructions to the Company shall receive such payments of interest and Liquidated Damages by wire transfer in same day funds) such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (a) hold all sums held by it for the payment of the principal of (premium and Liquidated Damages, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (premium and Liquidated Damages, if any) or interest;

            (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

            (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (premium and Liquidated Damages, if any) or interest on any Note and remaining unclaimed for two years after such principal (premium and Liquidated Damages, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication any unclaimed balance of such money then remaining will be repaid to the Company.

      SECTION 4.04. REPORTS.

      (a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall furnish to the Holders and to the Trustee (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information with the SEC for public availability (unless the SEC will not accept such a filing) and shall promptly make such information available to all securities analysts and prospective investors who request it in writing. The Company shall at all times comply with TIA ss. 314(a).

      (b) For so long as any Transfer Restricted Securities remain outstanding, the Company shall furnish to all Holders and prospective purchasers of the Notes designated by the Holders of Transfer Restricted Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

      SECTION 4.05. STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT; PROVISION OF
                    FINANCIAL STATEMENTS.

      (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether, to such officer's knowledge, the Company is in compliance with all covenants and conditions to be complied with by it under this Indenture. For purposes of this Section 4.05, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

      (b) If a Default has occurred and is continuing, or if the Trustee, any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company (other than Indebtedness in the aggregate principal amount of less than $25,000,000) gives any notice or takes any other action with respect to a claimed default, the Company shall deliver to the Trustee an Officers' Certificate specifying such Default, notice or other action within 5 Business Days of its occurrence.

      SECTION 4.06. PAYMENT OF TAXES AND OTHER CLAIMS.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries that could produce a material adverse effect on the consolidated financial condition of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

      SECTION 4.07. LIMITATION ON LIENS.

      The Company shall not, and shall not permit any Principal Subsidiary to, create or suffer to exist any Lien to secure any Indebtedness of the Company or upon any shares of equity interests or evidences of Indebtedness issued by any Principal Subsidiary and owned by the Company or any Principal Subsidiary (whether such shares or evidences of Indebtedness were owned as of the date hereof or thereafter issued or acquired), without making, or causing such Principal Subsidiary to make, effective provision to secure all of the Notes issued hereunder and then outstanding by such Lien, equally and ratably with any and all other such Indebtedness thereby secured, so long as such other Indebtedness is so secured, unless, after giving effect thereto, the sum of the principal amount of Indebtedness secured by all Liens incurred after the date hereof does not exceed (other than Permitted Liens) 10% of Consolidated Net Tangible Assets of the Company. The foregoing restrictions shall not apply to Indebtedness secured by Liens existing on the date hereof or to Permitted Liens.

      SECTION 4.08. CORPORATE EXISTENCE.

      Subject to Article Five, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary of the Company and the corporate rights (charter and statutory), corporate licenses and corporate franchises of the Company and its Subsidiaries, except where a failure to do so, singly or in the aggregate, is not likely to have a materially adverse effect upon the business, assets, financial conditions or results of operations of the Company and the Subsidiaries taken as a whole determined on a consolidated basis in accordance with generally accepted accounting principles; provided that the Company shall not be required to preserve any such existence (except of the Company), right, license or franchise if the Board of Directors of the Company, or of the Subsidiary concerned, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                    ARTICLE 5
                                   SUCCESSORS

      SECTION 5.01. RESTRICTIONS ON MERGER.

      The Company shall not consolidate with or merge with or into any other Person or sell, lease or otherwise transfer its property and assets as, or substantially as, an entirety to any Person, and the Company shall not permit any Person to merge with or into or consolidate with the Company unless (i) (A) the Company will be the resulting or surviving entity or (B) any successor or purchaser is a corporation, partnership, limited liability company or trust organized under the laws of the United States of America, any State or the District of Columbia, and any such successor or purchaser expressly assumes the Company's obligations on the Notes under a supplemental Indenture; (ii) immediately after giving effect to the transaction no Event of Default, and no event which after notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing; (iii) if, as a result of any such transaction, property or assets of the Company or any Principal Subsidiary would become subject to a Lien which would not be permitted by the limitation on Liens contained herein, the Company or, if applicable, the successor to the Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes issued hereunder equally and ratably with Indebtedness secured by such Lien; and (iv) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      SECTION 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

      Upon any consolidation or merger or any sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture and the Notes, the predecessor will be released from those obligations, provided that in the case of a transfer by lease, the predecessor corporation shall not be released from the payment of principal and interest on the Notes.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

      SECTION 6.01. EVENTS OF DEFAULT AND NOTICE THEREOF.

      An "Event of Default" occurs if:

      (a) the Company fails to pay principal of (or premium if any, on) any Note when due;

      (b) the Company fails to pay any interest or Liquidated Damages, if any, on any Note when due, continued for 30 days;

      (c) the Company fails to perform any other covenant or agreement of the Company hereunder, continued for 90 days after written notice as provided herein;

      (d) (1) the Company or any Principal Subsidiary fails to pay Indebtedness in an aggregate principal amount exceeding $20,000,000 at the later of (i) final maturity or (ii) upon expiration of any applicable period of grace with respect to such principal amount, and such failure to pay shall not have been cured by the Company within 30 days after such failure, or (2) the acceleration of the maturity of any Indebtedness of the Company or any Principal Subsidiary, having an aggregate principal amount in excess of $20,000,000, if such Indebtedness is not discharged, or such acceleration is not annulled, within 15 days after written notice provided in accordance with Section 11.02 herein;

      (e) a decree or order is entered by a court having jurisdiction in the premises (i) for relief in respect of the Company or any Principal Subsidiary in an involuntary case or proceeding under Bankruptcy Law or (ii) adjudging the Company or any Principal Subsidiary a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Principal Subsidiary under Bankruptcy Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Principal Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or

      (f) the Company or any Principal Subsidiary institutes a voluntary case or proceeding under Bankruptcy Law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the Company or any Principal Subsidiary consents to the entry of a decree or order for relief in respect of the

Company or any Principal Subsidiary in any involuntary case or proceeding under Bankruptcy Law or to the institution of bankruptcy or insolvency proceedings against the Company or any Principal Subsidiary, or the Company or any Principal Subsidiary files a petition or answer or consent seeking reorganization or relief under Bankruptcy Law, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company or any Principal Subsidiary or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action.

      SECTION 6.02. ACCELERATION OF MATURITY; RESCISSION.

      If an Event of Default (other than an Event of Default specified in Section 6.01(e) or 6.01(f) with respect to the Company or any Principal Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25 % of the principal amount of the Notes then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal shall become due and payable immediately. If an Event of Default specified in
Section 6.01(e) or 6.01(f) with respect to the Company or any Principal Subsidiary occurs and is continuing, the amounts described above shall by such fact itself become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

      After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of at least a majority in aggregate principal amount of the Notes Outstanding, by written notice to the Company and the Trustee, may annul such declaration if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Notes, (iii) the principal of and premium, if any, on any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Notes; and (b) all Events of Default, other than the non-payment of principal of the Notes which have become due solely by the declaration of acceleration, have been waived as provided in
Section 6.04 or cured. No such rescission shall affect any subsequent default or impair any right consequent thereon.

      SECTION 6.03. OTHER REMEDIES.

      If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest and Liquidated Damages, if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture -

      The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

      SECTION 6.04. WAIVER OF PAST DEFAULTS.

      Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Notes; provided, however, that the Holders of at least a majority in aggregate principal amount of the Notes Outstanding may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

      SECTION 6.05. CONTROL BY MAJORITY.

      The Holders of a majority in aggregate principal amount of the outstanding Notes shall have the right, subject to such provisions for indemnification of the Trustee, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee under the Indenture or exercising any trust or power conferred on the Trustee with respect to the Notes. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

      SECTION 6.06. LIMITATION ON SUITS.

      No Holder of a Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes unless also the Holders of at least 25 % in aggregate principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity to the Trustee, to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of the Notes Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days.

      SECTION 6.07. RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

      Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium and Liquidated Damages, if any, and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

      SECTION 6.08. COLLECTION SUIT BY TRUSTEE.

      If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      SECTION 6.09. TRUSTEE MAY FILE PROOFS OF CLAIM.

      The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 6.10. PRIORITIES.

      If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

      First: to the Trustee, its agents and attorneys for amounts due under
Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

      Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Liquidated Damages, if any, and interest, respectively; and

      Third: to the Company or to such party as a court of competent jurisdiction shall direct.

      The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6. 10.

      SECTION 6.11. UNDERTAKING FOR COSTS.

      In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to
Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

      SECTION 6.12. WAIVER OF STAY, EXTENSION OF USURY LAWS.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 7
                                     TRUSTEE

      SECTION 7.01. DUTIES OF TRUSTEE.

      (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (b) Except during the continuance of an Event of Default:

           (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, provided, that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

           (i) this paragraph does not limit the effect of paragraph (b) of this Section;

           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

      (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section.

      (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

      (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

      SECTION 7.02. RIGHTS OF TRUSTEE.

      (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

      (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

      (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

      SECTION 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

      The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

      SECTION 7.04. TRUSTEE'S DISCLAIMER.

      The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the direction of the Company under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

      SECTION 7.05. NOTICE OF DEFAULTS.

      If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

      SECTION 7.06. REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

      Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

      A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

      SECTION 7.07. COMPENSATION AND INDEMNITY.

      The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

      The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

      The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

      To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

      When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

      The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

      SECTION 7.08. REPLACEMENT OF TRUSTEE.

      A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

      The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

      (a) the Trustee fails to comply with Section 7.10 hereof,

      (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

      (c) a Custodian or public officer takes charge of the Trustee or its property; or

      (d) the Trustee becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

      If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

      SECTION 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

      If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another corporation, the successor corporation without any further act shall be the successor Trustee.

      SECTION 7.10. ELIGIBILITY; DISQUALIFICATION.

      There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has, or is a wholly owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

      This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

      SECTION 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.

      The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                    ARTICLE 8
                       DEFEASANCE AND COVENANT DEFEASANCE

      SECTION 8.01. OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

      The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 8.02 or Section 8.03 be applied to all Outstanding Notes upon compliance with the conditions set forth below in this Article Eight.

      SECTION 8.02. DEFEASANCE AND DISCHARGE.

      Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.02, the Company shall be deemed to have been discharged from its obligations with respect to all

Outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Notes to receive solely from the trust fund described in Section
8.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium and Liquidated Damages, if any) and interest on such Notes when such payments are due, or on the Redemption Date, as the case may be,
(B) the Company's obligations with respect to such Notes under Sections 2.10, 2.03, 2.07, 4.02 and 4.03, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 with respect to the Notes.

      SECTION 8.03. COVENANT DEFEASANCE.

      Upon the Company's exercise under Section 8.01 of the option applicable to this Section 8.03, the Company shall be released from its obligations under the covenants contained in Articles Five and in Sections 4.07 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an event of Default under Section 6.01(c) or Section 6.01(h), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section
8.01 of the option applicable to Section 8.03, Sections 6.01(c) through 6.01(d) shall not constitute Events of Default.

      SECTION 8.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

      The following shall be the conditions to application of either Section
8.02 or Section 8.03 to the Outstanding Notes:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Eight applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) cash in U.S. Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge (i) the principal of (and premium and Liquidated Damages, if any) and interest on the Outstanding Notes on the Stated Maturity or on the applicable Redemption Date, as the case may be, of such principal or installment of principal of (premium and Liquidated Damages, if any) or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Notes on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Notes; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes;

            (2) In the case of an election under Section 8.02, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

            (3) In the case of an election under Section 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

            (4) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 6.01(e) or 6.01(f) is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

            (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which the Company is bound;

            (6) In the case of an election under either Section 8.02 or 8.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

            (7) in the case of an election under either Section 8.02 or 8.03, the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 8.02 or 8.03 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

            (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the defeasance under Section 8.02 or the covenant defeasance under Section
      8.03 (as the case may be) have been complied with as contemplated by this
      Section 8.04.

      SECTION 8.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD
                    IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

      Subject to the provisions of the last paragraph of Section 4.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

      Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(l)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

      SECTION 8.06. REINSTATEMENT.

      If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.02 or 8.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
8.02 or 8.03, as the case may be; provided, however, that,. if the Company makes any payment of principal of (or premium and Liquidated Damages, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                                    ARTICLE 9
                        AMENDMENT, SUPPLEMENT AND WAIVER

      SECTION 9.01. WITHOUT CONSENT OF HOLDERS OF NOTES.

      Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

      (a) to cure any ambiguity, defect or inconsistency;

      (b) to provide for the assumption of the Company's obligations to the Holders of the Notes in the case of a merger or consolidation pursuant to Article Five hereof;

      (c) to make any change, including the addition of additional covenants and agreements, that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder of the Note in any material respect; or

      (d) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA; or

      (e) to provide for the appointment of successor trustees meeting the requirements of Section 7.10.

      Upon the request of the Company accompanied by resolutions of the Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

      SECTION 9.02. WITH CONSENT OF HOLDERS OF NOTES.

      Except as provided below in this Section 9.02, the Holding Company and the Trustee may amend or supplement this Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority of the aggregate principal amount of the Notes Outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium or Liquidated Damages, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority of the aggregate principal amount of the Notes Outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes).

      Upon the request of the Company accompanied by resolutions of the Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel, the Trustee shall join with the Company in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

      It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder):

      (a) change the Stated Maturity of the principal of (or premium, if any) or any installment of principal or interest, if any on any such Note;

      (b) reduce the principal of amount of (or premium, if any) or the interest rate, if any, on any such Note;

      (c) reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation;

      (d) waive a redemption payment with respect to any such Note;

      (e) change the place or currency of payment of principal of (or premium or Liquidated Damages, if any) or the interest, if any, on any such Note;

      (f) impair the right to institute suit for the enforcement of any such payment on or with respect to any such Note on or after the Stated Maturity (or, in the case of redemption, on or after the Redemption Date);

      (g) reduce the percentage of the principal amount of Notes Outstanding, the consent of the Holders of which is necessary to modify or amend this Indenture; or

      (h) modify the foregoing requirements or reduce the percentage of Notes Outstanding necessary to waive compliance with waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or premium, if any, on the Notes; or

      (i) make any change in the foregoing amendment and waiver provisions.

      SECTION 9.03. COMPLIANCE WITH TIA.

      Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

      SECTION 9.04. REVOCATION AND EFFECT OF CONSENTS.

      Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

      SECTION 9.05. NOTATION ON OR EXCHANGE OF NOTES.

      The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

      Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

                                   ARTICLE 10
                           SATISFACTION AND DISCHARGE

      SECTION 10.01 SATISFACTION AND DISCHARGE OF INDENTURE.

      This Indenture shall, upon Company Request, cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Notes herein expressly provided for) and the Trustee, on demand of and at the expense of the Company shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (a) either

      (1) all Notes theretofore authenticated and delivered (other than (i) Notes which have been replaced or paid as provided in Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or seqregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.03, have been delivered to the Trustee for cancellation; or

      (2) all such Notes not theretofore delivered to the Trustee for cancellation:

            (i) have become due and payable, or

            (ii) will become due and payable at their Stated Maturity within one year, or

            (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium and Liquidated Damages, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Principal Subsidiary is a party or by which the Company or any Principal Subsidiary is bound.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee under Section 7.07 and, if money shall have been deposited with the Trustee pursuant to subclause (2) of Subsection (a) of this Section, the obligations of the Trustee under Section 10.02 and the last paragraph of Section 4.03 shall survive.

      SECTION 10.02 APPLICATION OF TRUST MONEY

      Subject to the provisions of the last paragraph of Section 4.03, all money deposited with the Trustee pursuant to Section 10.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

      If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 10.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though on deposit had occurred pursuant to Section 10.01; provided that if the Company has made any payment of principal of, premium and Liquidated Damages, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 11
                                  MISCELLANEOUS

      SECTION 11.01. CONFLICT OF ANY PROVISION OF INDENTURE WITH TIA.

      If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the TIA, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such TIA Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

      SECTION 11.02. NOTICES.

      Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

      If to the Company:

      American Re Corporation
      555 College Road East
      Princeton, New Jersey  08543

      Attention: Robert K. Burgess
      Senior Vice President
      General Counsel and Secretary
      Facsimile:  (609) 243-4992

      With a copy to:

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017
      Attention:  Gary I. Horowitz, Esq.
      Facsimile:  (212) 455-2502

      If to the Trustee:

      State Street Bank & Trust Company
      Two International Place
      Fourth Floor
      Boston, MA 02110
      Attention:  Corporate Trust Department (American
      Re Corporation 7.45% Notes due 2026)
      Facsimile:  (617) 664-5365 or 5371

      The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

      All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

      Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

      If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

      If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

      SECTION 11.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF
                     NOTES.

      Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

      SECTION 11.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

      Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

      (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 1.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

      (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 1.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

      SECTION 11.05. LEGAL HOLIDAYS.

      In any case where any Interest Payment Date, any date established for payment of Defaulted Interest pursuant to Section 2.12, or any Maturity with respect to any Note shall not be a Business Day, then (notwithstanding any other provisions of this Indenture or of the Notes) payment of interest or principle (and premium, if any) need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made in the Interest Payment Date or date established for payment of Defaulted Interest pursuant to Section 2.12 or Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or date established for payment of Defaulted Interest pursuant to Section 2.12 or Maturity, as the case may be, to the next succeeding Business Day.

      SECTION 11.06. RESERVED

      [Reserved]

      SECTION 11.07. NO RECOURSE AGAINST OTHERS.

      A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Notes waives and releases all such liability.

      SECTION 11.08. GOVERNING LAW.

      This Indenture and the Notes shall be governing by and construed in accordance with the laws of the State of New York.

      SECTION 11.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

      This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

      SECTION 11.10. SUCCESSORS AND ASSIGNS.

      All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee shall bind its respective successors and assigns, whether so expressed or not.

      SECTION 11.11. SEVERABILITY.

      In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 11.12. COUNTERPART ORIGINALS.

      The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      SECTION 11.13. TABLE OF CONTENTS, HEADINGS, ETC.

      The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed in New York, New York as of the day and year first above written.


                                          AMERICAN RE CORPORATION


                                          By:___________________________________
                                             Name:
                                             Title:



                                          By:___________________________________
                                             Name:
                                             Title:



                                          STATE STREET BANK AND TRUST COMPANY



                                          By:___________________________________
                                             Name:
                                             Title:

================================================================================
                                    EXHIBIT A

                                 (Face of Note)
================================================================================


                           7.45% Senior Notes due 2026

      No. 029163AB8                                        $

                             AMERICAN RE CORPORATION

      promises to pay to Cede & Co. or registered assigns, the principal sum of Two Hundred Million Dollars on December 15, 2026.

      Interest Payment Dates:  June 15 and December 15

      Record Dates:  June 1 and December 1


                                          Dated:  December 24, 1996


                                          AMERICAN RE CORPORATION


                                          By:___________________________________
                                             Name:
                                             Title:

                                                         (SEAL)

This is one of the 7.45% Senior Notes referred to in the within-mentioned
Indenture:

STATE STREET BANK AND TRUST COMPANY
as Trustee


By:________________________________
   Authorized Signature


                                     A-1-1

                              (Back of Senior Note)

                           7.45% Senior Notes due 2026

      Unless and until it is exchanged in whole or in part for Senior Notes in definitive form, this Senior Note may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      THE SENIOR NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE PURCHASER (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) (4) TO THE COMPANY OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SENIOR NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THE SENIOR NOTES.


                                     A-1-2

      Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

      1. INTEREST. American Re Corporation, a Delaware corporation (the "Company"); promises to pay interest on the principal amount of this Senior Note at 7.45% per annum from December 24, 1996 until December 15, 2026 and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company shall pay interest and Liquidated Damages, if any, semi-annually in arrears on June 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Senior Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Senior
Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be June 15, 1996. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate equal to the per annum rate on the Senior Notes then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

      2. METHOD OF PAYMENT. The Company shall make payments in respect of the Senior Notes represented by the Global Notes (including principal, premium, interest and Liquidated Damages, if any) by wire transfer of immediately available funds to the accounts specified by the Note Custodian or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders of the Senior Notes at their respective addresses set forth in the register of Holders of Senior Notes; provided that all payments with respect to the Global Notes and Definitive Notes (the Holders of which have provided wire transfer instructions to the Company at least ten business days prior to the applicable payment date), will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof.

      3. PAYING AGENT AND REGISTRAR. Initially, State Street Bank and Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Senior Notes may be presented for registration of transfer and exchange at the offices of the Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

      4. INDENTURE. The Company issued the Senior Notes under an Indenture dated as of December 24, 1996 ("Indenture") between the Company and the Trustee. The terms of the Senior Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Senior Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Senior Notes are senior unsecured obligations of the Company limited to $500,000,000 in aggregate principal amount.


                                     A-1-3

      5. OPTIONAL REDEMPTION.

      (a) At the option of the Company, the Senior Notes will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted, on a semiannual basis, at the Treasury Yield plus 15 basis points, together with accrued interest, and Liquidated Damages, if any, to the date of redemption.

      (b) Any redemption pursuant to this paragraph shall be made pursuant to the provisions of Section 3.01 through 3.08 of the Indenture.

      6. MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption payments with respect to the Senior Notes.

      7. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Senior Notes are to be redeemed at its registered address. Senior Notes may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date interest ceases to accrue on Senior Notes or portions thereof called for redemption.

      8. DENOMINATIONS, TRANSFER, EXCHANGE. The Senior Notes are in registered form without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof (subject to a minimum initial purchase requirement of $100,000 for Senior Notes sold to institutional investors that qualify as accredited investors as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act other than in reliance on Rule 144A or Regulation S). The transfer of Senior Notes may be registered and Senior Notes may be exchanged as provided in Article 2 of the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Senior Note or portion of a Senior Note selected for redemption, except for the unredeemed portion of any Senior Note being redeemed in part. Also, it need not exchange or register the transfer of any Senior Notes for a period of 15 days before a selection of Senior Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

      9. PERSONS DEEMED OWNERS. The registered Holder of a Senior Note may be treated as its owner for all purposes.

      10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Senior Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Senior Notes, and, subject to the terms of the Indenture, any existing default (other than a default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Senior Notes) or compliance with any provision of the Indenture or the Senior Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Senior Notes. Without the consent of any Holder of a Senior Note, the Indenture or the Senior Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Senior Notes in addition to or in place of certificated Senior Notes, to provide for the assumption of the Company's obligations to Holders of the Senior Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Senior Notes or that does not adversely affect the legal rights under the Indenture of any such Holder,


                                     A-1-4
to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or to provide for the appointment of a successor trustee in compliance with the requirements of Section 7.10 of the Indenture.

      11. DEFAULTS AND REMEDIES. An Event of Default occurs if: (i) the Company fails to pay principal of (or premium if any, on) any Senior Note when due; (ii) the Company fails to pay any interest or Liquidated Damages, if any, on any Senior Note when due, continued for 30 days; (iii) the Company fails to perform any other covenant or agreement of the Company hereunder, continued for 90 days after written notice as provided herein; (iv) the Company or any Principal Subsidiary fails to pay Indebtedness in an aggregate principal amount exceeding $20,000,000 (i) at the later of final maturity or upon expiration of any applicable period of grace with respect to such principal amount, and such failure to pay shall not have been cured by Company within 30 days after such failure, or (ii) acceleration of the maturity of any Indebtedness of the Company or any Principal Subsidiary, having an aggregate principal amount in excess of $20,000,000 if such Indebtedness is not discharged, or such acceleration is not annulled, within 15 days after written notice provided in accordance with
Section 11.02 of the Indenture; (v) a decree or order is entered by a court having jurisdiction in the premises (i) for relief in respect of the Company or any Principal Subsidiary in an involuntary case or proceeding under Bankruptcy Law or (ii) adjudging the Company or any Principal Subsidiary a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Principal Subsidiary under Bankruptcy Law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Principal Subsidiary or of any substantial part of any of their properties, or ordering the winding up or liquidation of any of their affairs, and any such decree or order remains unstayed and in effect for a period of 60 consecutive days; or (vi) the Company or any Principal Subsidiary institutes a voluntary case or proceeding under Bankruptcy Law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the Company or any Principal Subsidiary consents to the entry of a decree or order for relief in respect of the Company or any Principal Subsidiary in any involuntary case or proceeding under Bankruptcy Law or to the institution of bankruptcy or insolvency proceedings against the Company or any Principal Subsidiary, or the Company or any Principal Subsidiary files a petition or answer or consent seeking reorganization or relief under Bankruptcy Law, or consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company or any Principal Subsidiary or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any such action. If an Event of Default (other than an Event of Default specified in Section 6.01(e) or 6.01(f) of the Indenture with respect to the Company or any Principal Subsidiary) occurs and is continuing, the Trustee or the Holders of at least 25% of the principal amount of the Outstanding Senior Notes, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Senior Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal shall become due and payable immediately. If an Event of Default specified in Section 6.01(e) or 6.01(f) of the Indenture with respect to the Company or any Principal Subsidiary occurs and is continuing, the amounts described above shall by such fact itself become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of not less than a majority in aggregate principal amount of the Senior Notes Outstanding by notice to the Trustee may on behalf of the Holders of all of the Senior Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Senior Notes; provided, however, that the Holders of at least a majority in aggregate


                                     A-1-5
principal amount of the then Senior Notes Outstanding may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration.

      If a Default has occurred and is continuing, or if the Trustee, any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company (other than Indebtedness in the aggregate principal amount of less than $20,000,000) gives any notice or takes any other action with respect to a claimed default, the Company is required to deliver to the Trustee an Officers' Certificate specifying such Default, notice or other action within 5 Business Days of its occurrence.

      12. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, and may otherwise deal with the Company, as if it were not the Trustee.

      13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under these Senior Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of these Senior Notes waives and releases all such liability.

      14. AUTHENTICATION. This Senior Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

      15. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

      16. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of Senior Notes under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of December 24, 1996, between the Company and the parties named on the signature pages thereof.

      17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company have caused CUSIP numbers to be printed on the Senior Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Senior Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

      The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

      555 College Road East
      Princeton, New Jersey  08543
      Attention: President
      Facsimile:  (609) 243-4992


                                     A-1-6

ASSIGNMENT FORM

      To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

________________________________________________________________________________
                (Insert assignee's soc. sec. or tax I.D. no.)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________to transfer this
Senior Note on the books of the Company. The Agent may substitute another to act for him.

________________________________________________________________________________


Date: _____________________________    Your Signature:__________________________

             (Sign exactly as your name appears on the Senior Note)


                                     A-1-7

                      SCHEDULE OF EXCHANGES OF SENIOR NOTES

      The following exchanges of a part of this Global Note for other Notes have been made:
                                Amount of       Principal
                                increase        Amount of
                Amount of     in Principal     this Global
               decrease in       Amount           Note
                Principal    of this Amount     following       Signature of
                 Amount            of             such       authorized officer
  Date of        of this       this Global    decrease (or   of Trustee of Note
  Exchange     Global Note        Note          increase)         Custodian
-----------   ------------   --------------   ------------   ------------------



                                     A-1-8

                                   EXHIBIT B-1

         FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
            FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
              (Pursuant to Section 2.06(a)(i) of the Indenture)

State Street Bank and Trust Company
Corporate Trust Department
Two International Place
4th Floor
Boston, Massachusetts  02110

Re:   7.45% Notes due 2026 of American Re Corporation

      Reference is hereby made to the Indenture, dated as of December __, 1996 (the "Indenture"), among American Re Corporation (the "Company"), as Company and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $__________ principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. ___________) and held with the Depository in the name of _________________________________________
(the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP No. __________), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code____________________________).

      In connection with such request and in respect of such Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

      (1)   The offer of the Notes was not made to a person in the United
            States;

      (2)   either:

            (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

            (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

      (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;


                                     B-1-1

      (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

      (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code _____________).

      Upon giving effect to this request to exchange a beneficial interest in such Rule 144A Global Note or Accredited Institutional Investor Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period associated with the initial offering of Notes, the additional restrictions applicable to transfers of interest in the Regulation S Global Note.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC (collectively, the "Purchasers"), the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                       _________________________________________
                                       [Insert Name of Transferor]


                                       By:______________________________________
                                          Name:
                                          Title:

Dated:

cc:  American Re Corporation
     Goldman, Sachs & Co.


                                     B-1-2

                                   EXHIBIT B-2

         FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
            FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
              (Pursuant to Section 2.06(a)(ii) of the Indenture)

State Street Bank and Trust Company
Corporate Trust Department
Two International Place
4th Floor
Boston, Massachusetts  02110

Re:   7.45% Notes due 2026 of American Re Corporation

      Reference is hereby made to the Indenture, dated as of December __, 1996 (the "Indenture"), among American Re Corporation (the "Company"), as Company and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $_____________ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP No. _____________) and held with the Depository through Euroclear or Cedel Bank or both (Common Code _______________________________) in the name of ________________________________
(the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. ____________), to be held with the Depository.

      In connection with such request and in respect of such Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

  |_| such transfer is being effected pursuant to and in accordance with Rule
      144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                       or

  |_| such transfer is being effected  pursuant to and in accordance with Rule
      144 under the Securities Act;

                                       or

  |_| such transfer is being effected pursuant to an effective registration statement under the Securities Act;


                                     B-2-1
                                       or

  |_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

      Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in Rule 144A Global Notes the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC (collectively, the "Purchasers"), the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                       _________________________________________
                                       [Insert Name of Transferor]


                                       By:______________________________________
                                          Name:
                                          Title:

Dated:

cc:  American Re Corporation
     Goldman, Sachs & Co.


                                     B-2-2

                                   EXHIBIT B-3

             FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                          TRANSFER OF DEFINITIVE NOTES
                 (Pursuant to Section 2.06(b) of the Indenture)

State Street Bank and Trust Company
Corporate Trust Department
Two International Place
4th Floor
Boston, Massachusetts  02110

Re:   7.45% Notes due 2026 of American Re Corporation

      Reference is hereby made to the Indenture, dated as of December __,1996 (the "Indenture"), among American Re Corporation (the "Company") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $__________ principal amount of Notes which are evidenced by one or more Definitive Notes (CUSIP No.: __________) and registered with the Registrar in the name of __________________________________________
(the "Transferor"). The Transferor has requested an exchange or transfer of such Definitive Note(s) in the form of an equal principal amount of Notes evidenced by one or more Definitive Notes (CUSIP No. ___________), to be delivered to the Transferor or, in the case of a transfer of such Notes, to such Person as the Transferor instructs the Trustee.

      In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

  |_| the Surrendered Notes are being acquired for the Transferor's own account, without transfer;

                                       or

  |_| the Surrendered Notes are being transferred to the Company;

                                       or

  |_| Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or


                                     B-3-1

  |_| the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

  |_| the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

  |_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC (collectively, the "Purchasers"), the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                       ________________________________________
                                       [Insert Name of Transferor]


                                       By:_____________________________________
                                           Name:
                                           Title:

Dated:

cc:  American Re Corporation
     Goldman, Sachs & Co.


                                     B-3-2

                                   EXHIBIT B-4

             FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF
                     TRANSFER FROM RULE 144A GLOBAL NOTE OR
                   REGULATION S GLOBAL NOTE TO DEFINITIVE NOTE
                (Pursuant to Section 2.06(c) of the Indenture)

State Street Bank and Trust Company
Corporate Trust Department
Two International Place
4th Floor
Boston, Massachusetts  02110

Re:   7.45% Notes due 2026 of American Re Corporation

      Reference is hereby made to the Indenture, dated as of December __, 1996 (the "Indenture"), among American Re Corporation (the "Company"), as Company and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $_________ principal amount of Notes which are evidenced by one or more (check one) Rule 144A Global Notes (CUSIP No. __________) or Regulation S Global Notes (CUSIP No. __________) and held with the Depository through Euroclear or Cedel Bank or both in the name of __________________________________________ (the "Transferor"). The Transferor
has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Definitive Notes (CUSIP No. __________), to be registered with the Registrar in the name of
--------------------.

      In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

  |_| the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                                       or

  |_| the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or


                                     B-4-1

  |_| the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

  |_| the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

  |_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC (collectively, the "Purchasers"), the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                       ________________________________________
                                       [Insert Name of Transferor]


                                       By:_____________________________________
                                           Name:
                                           Title:

Dated:

cc:  American Re Corporation
     Goldman, Sachs & Co.


                                     B-4-2

                                   EXHIBIT B-5

         FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
               FROM DEFINITIVE NOTE TO RULE 144A GLOBAL NOTE OR
                            REGULATION S GLOBAL NOTE
                 (Pursuant to Section 2.06(e) of the Indenture)

State Street Bank and Trust Company
Corporate Trust Department
Two International Place
4th Floor
Boston, Massachusetts  02110

Re:   7.45% Notes due 2026 of American Re Corporation

      Reference is hereby made to the Indenture, dated as of December __, 1996 (the "Indenture"), among American Re Corporation (the "Company") and State Street Bank and Trust Company, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $__________ principal amount of Notes which are evidenced by one or more Definitive Notes (CUSIP No. __________) and registered with the Registrar in the name of _________________________________________ (the
"Transferor"). The Transferor has requested a transfer of such Definitive Notes to a Person who will take delivery thereof in the form of an equal beneficial interest in Global Notes evidenced by one or more (check one) Rule 144A Global Notes (CUSIP No. __________) or Regulation S Global Notes (CUSIP No. __________), which amount, immediately after such transfer, is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code______________________________).

      In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

  |_| the Surrendered Notes are being transferred to the beneficial owner of such Notes;

                                       or

  |_| the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or


                                     B-5-1

  |_| the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;

                                       or

  |_| the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;

                                       or

  |_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

                                       or

  |_| such transfer is being effected pursuant to and in accordance with Rule
      903 or Rule 904 under the Securities Act, and accordingly the Transferor hereby further certifies that:

      (1)   The offer of the Notes was not made to a person in the United
            States;

      (2)   either:

            (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

            (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

      (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

      (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

      (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through Euroclear or Cedel Bank or both (Common Code _____________).

      Upon giving effect to this request to exchange a Definitive Note for a beneficial interest in such Rule 144A Global Note or Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Global Notes pursuant to the Indenture and the Securities Act and, if such transfer occurs prior to the end of the 40-day restricted period


                                     B-5-2
      associated with the initial offering of Notes, the additional restrictions applicable to transfers of interest in the Regulation S Global Note.

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc., Smith Barney Inc. and UBS Securities LLC (collectively, the "Purchasers"), the initial purchasers of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.



________________________________________
      [Insert Name of Transferor]


By:_____________________________________
    Name:
    Title:

Dated:

cc:  American Re Corporation
     Goldman, Sachs & Co.




                                     B-5-3